Related Parties Maximum Estimable Loss Exposure (Tables)	12 Months Ended
Jul. 01, 2016
Related Party Transactions [Abstract]
Variable Interest Entity Maximum Loss Exposure
The Company’s maximum reasonably estimable loss exposure (excluding lost profits), based upon the exchange rate at July 1, 2016, as a result of its involvement with Flash Ventures, is presented below. Flash Ventures’ investments are denominated in Japanese yen and the maximum possible loss exposure excludes any cumulative translation adjustment due to revaluation from the Japanese yen to the U.S. dollar.

July 1, 2016
(in millions)
Notes receivable	$563
Equity investments	608
Operating lease guarantees	1,151
Prepayments	34
Maximum estimable loss exposure	$2,356